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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported): February 26, 2004

                                        SOUTHERN CALIFORNIA EDISON COMPANY
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-1212
                               (Registrant's telephone number, including area code)

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Items 1 through 11 are not included because they are inapplicable.

Item 12.  Results of Operations and Financial Condition.

         On February 26, 2004, Edison International, the parent company of Southern California Edison Company, issued press releases that included information about Southern California Edison Company's financial results for the year and the fourth quarter ended December 31, 2003.  Copies of the press releases are attached as Exhibits
99.1 and 99.2.  The information furnished in this Item 12, Exhibit 99.1, and Exhibit 99.2 shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                SOUTHERN CALIFORNIA EDISON COMPANY
                                                                          (Registrant)

                                                                      /s/ KENNETH S. STEWART
                                                 -------------------------------------------------------------
                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

FEBRUARY 26, 2004